Equity	12 Months Ended
Dec. 31, 2023
Equity [abstract]
Equity

22	Equity

	2023 Number of shares	2022 Number of shares	2021 Number of shares
Ordinary shares issued and fully paid as at December 31 (as previously reported)	—	—	54,553,972
Retrospective application of capital reorganization	—	—	409,592,675
Ordinary shares issued and fully paid as at January 1 *	497,887,721	483,715,049	464,146,647
Share buy-back during the year	(775,501)	(24,993,271)	(5,886,567)
Issued during the year	—	31,475,691	25,454,969
Shared issued in exchange for public warrants	—	5,595,748	—
RSU vesting	826,625	2,094,504	—
Ordinary shares issued and fully paid as at December 31	497,938,845	497,887,721	483,715,049
*Shares in issue prior to January 27, 2022 have been retrospectively adjusted for the impact of the share issuance to Pre-Closing Holders at a fixed ratio of 8.51 for 1 as described in note 1.

22.1	Issued capital
On January 27, 2022, the Company completed the Business Combination Agreement to effect a public listing on NYSE. The accounting implications of the Transaction to the Company's issued capital are described in note 23.
As discussed in note 23.2, on December 12, 2022, the Company announced that it would exercise its rights to exchange all public warrants for Super Group ordinary shares. On December 14, 2022, the Company issued 5,332,141 Super Group ordinary shares in exchange for the 21,328,401 public warrants which were tendered to the Company. On December 29, 2022, the Company issued 263,607 Super Group ordinary shares for the 1,171,585 non-tendered public warrants.
For the year ended December 31, 2023, the Company issued 826,625 (2022: 2,094,504) ordinary shares upon the vesting of restricted stock units.

22.2	Treasury shares
On January 11, 2023, the Company announced that the Board of Directors approved a Share Repurchase Program through December 31, 2023. Following the announcement, 775,501 shares were repurchased for total proceeds of €2.6 million during the year ended December 31, 2023.

22.3	Accumulated other comprehensive income
Included in this balance is foreign exchange reserve, which relates to retranslation of the Group’s foreign subsidiaries with a non-Euro functional currency into the Parent’s presentation currency.
Additionally, accumulated other comprehensive income includes fair value adjustments of the remaining investment in non-listed equity. See note 25 for more details.

22.4	Dividends paid and proposed
No dividends were declared or paid to owners of the parent during the years presented.

22.5	Entities with significant influence over the Group
During the year ended as at December 31, 2023, the Group did not have an ultimate controlling party as no entity is deemed to have control over the Group. Instead, Knutsson Ltd and Chivers Ltd are considered to exercise significant influence by way of holding 46.09% and 19.66% respectively (2022: 47.54% and 19.76%), respectively, of the issued share capital of Super Group as at December 31, 2023.
The Group has transactions with certain entities, including Apricot Investments Limited, as described in note 14, Mahi Gaming LLC and Games Global, as described in note 18 and Camden Property Holding Limited, as described in note 27, where discretionary beneficiaries of certain trusts are common between ultimate major shareholders of both those entities and Super Group. These relationships have been assessed and are not considered by the Company to meet the definition of a related party under IAS 24 ‘Related Party Disclosures'.